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                         LEHMAN BROTHERS HOLDINGS INC.

                        1994 MANAGEMENT REPLACEMENT PLAN


1.       Purpose

         The purpose of this Plan is to provide continuation of benefits and opportunities provided to former participants in any American Express Company Plan or Plans, which benefits and opportunities were lost, terminated, forfeited, canceled (with or without consent of the holder), or reduced, as a result of the 1994 spinoff of the Company from American Express Company, by providing for the grant of substitute Awards hereunder.

2.       Administration

         2.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than three members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held.
Each member of the Committee shall be a Disinterested Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee as permitted by applicable law, for any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         2.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               (a) determine those individuals to whom Options shall be granted under the Plan and the number of Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

               (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award,

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the terms and conditions of each other replacement Award, including the performance conditions and restrictions relating to Shares, and make any amendment or modification to any Agreement consistent with the terms of the Plan.

         2.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

               (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective;

               (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan; and

               (c) to resolve all questions of interpretation arising under, or in connection with the administration of, the Plan, to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan, and generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         2.4 All decisions and determinations by the Committee in the exercise of the powers and duties conferred upon it under the Plan shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein.

3.       Stock Subject to the Plan

         3.1 An aggregate number of Shares is hereby made available and is reserved for delivery on account of the exercise of Awards, and for the payment of benefits in connection with Awards and Options equal to the number of Shares determined pursuant to the formulas determined by the Committee to be required to replace awards granted to participants in the American Express Company Plan or Plans; provided, however, that the maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 3,200,000. Upon a Change in Capitalization the maximum number of Shares available on an aggregate and Eligible Individual basis shall be adjusted in number and kind pursuant to
Section 8.  The Company shall reserve





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for the purposes of this Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board. The maximum number of Shares available for Options and/or Stock Appreciation Rights that may be granted to an Eligible Individual shall not exceed 400,000 over the life of the Plan.

         3.2 Upon the granting of an Option or an Award, the number of Shares available under Section 3.1 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

         3.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may not again be the subject of Options or Awards granted hereunder.

         3.4 Notwithstanding anything contained in this Section 3, the number of Shares available for Options and Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards. In addition, during the period that any Options and Awards remain outstanding under the Plan, the Committee may make good faith adjustments upon a Change in Capitalization with respect to the number of Shares attributable to such Options and Awards for purposes of calculating the maximum number of Shares available for the granting of future Options and Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act, and the exceptions provided pursuant to Section 162(m) of the Code, will not be adversely affected thereby.

4.       Options

         4.1 Authority of Committee. Subject to the provisions of the Plan and to Section 3.1 above, the Committee shall have full and final authority to select those Eligible Individuals (who hold unexercised options issued pursuant to an American Express Company Plan or Plans (whether or not nonforfeitable) at March 31, 1994 to receive Options under this Plan. The terms and conditions of such grant shall be set forth in an Agreement.





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         4.2   Purchase Price.  The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted.

         4.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that they shall not be exercisable after the expiration of ten (10) years from the date they are granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         4.4 Vesting. Each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

         4.5 Modification. Under no circumstances may the Committee modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them.

         4.6 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person, by facsimile transmission or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section
4.6 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the





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Company shall issue such Shares directly to the designated broker or dealer.
Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         4.7 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until
(i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

         4.8 Limited Rights. An Optionee may, in the discretion of the Committee, have the right (a "Limited Right") to surrender the Option or any portion thereof to the Company within 30 days following a Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of unexercised Shares under the Option which are being surrendered multiplied by (b) the excess of (i) the greater of (A) the highest price per Share paid in connection with the Change in Control or (B) the highest Fair Market Value per Share in the 90 day period preceding such Change in Control, over (ii) the purchase price of the Option as set forth in the Agreement.

5.       Restricted Stock.

         5.1 Grant. Subject to the provisions of the Plan and Section 3.1 above, the Committee may grant to Eligible Individuals Restricted Stock to each Grantee whose restricted stock or AXP Performance Grants granted under an American Express Company Plan or Plans was forfeited or canceled in connection with the 1994 spinoff of the Company from American Express Company. Each such grant shall be evidenced by an Agreement. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend by placed on





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Share certificates.  Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 5.

         5.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Restricted Stock Award Agreement, the appropriate blank stock powers and such other documents which the Committee may require are not executed by the Grantee within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

         5.3 Non-transferability. Until any restrictions upon the Shares of Restricted Stock Awarded to a Grantee shall have lapsed in the manner set forth in Section 5.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

         5.4 Lapse of Restrictions. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award. The Committee may accelerate the lapse of restrictions on Shares of Restricted Stock awarded hereunder to the extent that such acceleration would not jepordize, on account of Section 162(m) of the Code, the Company's tax deduction otherwise available with respect to such Shares of Restricted Stock.

         5.5 Modification. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock; provided, however, that no such modification shall materially adversely alter or materially impair any rights or obligations under the Agreement without the Grantee's consent.





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         5.6   Treatment of Dividends.  At the time the Award of Shares of
Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be, at the discretion of the Committee, (i) paid in cash to the Grantee or (ii) deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time. In the event that payment of dividends is to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

         5.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

6.       Effect of a Termination of Employment

         The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a subsidiary or a division (including a termination or change by reason of the sale of a subsidiary or a division), as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

7.       Adjustment Upon Changes in Capitalization

               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan or to any individual, and
(ii) the number and class of Shares or other stock or securities





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which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable.

               (b) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be prior to such Change in Capitalization.

               (c) The Committee shall apply this Section 7 in a manner consistent with the preservation of the Company's tax deduction for the payment or exercise of Awards under Section 162(m) or the Code.

8.       Termination and Amendment of the Plan

         The Plan shall terminate on the day preceding the second anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

               (a) No such amendment, modification, suspension or termination shall materially impair or materially adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

               (b) To the extent necessary to comply with Rule 16b-3 of the Exchange Act and the rules and regulations promulgated thereunder, or to preserve the Company's tax deduction for the payment or exercise of Awards under Section 162(m) of the Code, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

               (c) Notwithstanding the above, the Committee shall not have the right to modify any outstanding Award to the extent such restriction is necessary to preserve the Company's tax deduction for the payment or exercise of Awards under Section 162(m) of the Code.





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9.       Non-Exclusivity of the Plan

         The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

10.      Limitation of Liability

         As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

               (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

               (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

11.      Regulations and Other Approvals; Governing Law

         11.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

         11.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         11.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions





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inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         11.4 The Board may make such changes in the Plan or any Awards as may be necessary or appropriate to comply with the rules and regulations of any government authority.

         11.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         11.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

         11.7 Awards granted under the Plan to persons which the Committee reasonably believes may be subject to Section 162(m) of the Code will not be exercisable, and compensation under the Plan will not be paid, unless and until any necessary shareholder approvals shall have been obtained and the Committee has certified as to the attainment of any applicable performance goals, in each case to the extent required under said Section 162(m).





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12.      Miscellaneous

         12.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, in addition to Options or Awards previously granted to that Eligible Individual.

         12.2  Withholding of Taxes.

               (a) The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option or Award. If an Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to an Option exercise or payment of an Award, the Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that the Committee shall accept such an election in respect of an Optionee subject to Section 16(b) of the Exchange Act only if such election complies with Rule 16b-3 under the Exchange Act.

               12.3 Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order," as defined by the Code or title I of ERISA, or the rules thereunder, and an Option may be exercised during the lifetime of such Optionee only by the Optionee, or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

13.      Effective Date

         The effective date of the Plan shall be the date of its adoption by the Board, subject only to (i) the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the





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applicable laws of the State of Delaware or (ii) subject to any other such means of approval which shall satisfy the Exchange Act, within twelve (12) months of such adoption.

14.      Definitions

         For purpose of the Plan:

         14.1 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         14.2 American Express Company Plan or Plans means the American Express 1979 Long-Term Incentive Plan and the American Express 1989 Long-Term Incentive Plan.

         14.3 "Award" means a grant of Options or Restricted Stock granted by the Committee under the Plan.

         14.4 "AXP Performance Grants" means awards granted under an American Express Plan denominated "Performance Grant-IIIs."

         14.5  "Board" means the Board of Directors of the Company.

         14.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

         14.7 "Change in Control" shall mean the occurrence during the term of the Plan of:

                    (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control





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Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by
(A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                    (b) The individuals who, as of the effective date of the 1994 initial public trading in Company Shares, are members of the Board (the "Incumbent Board"), ceasing for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                    (c)     Approval by stockholders of the Company of:

                            (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a "Non-Control Transaction"; i.e., meets each of the requirements described in (A), (B), and (C) below:

                                  (A)    the stockholders of the Company,
         immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;





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                                  (B)    the individuals who were members of
         the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation immediately following the consummation of such merger, consolidation or reorganization; and

                                  (C)    no Person other than the Company, any
         Subsidiary, any employee benefit plan (or any trust forming a part thereof or a trustee thereof acting solely in its capacity as trustee) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities immediately following the consummation of such merger, consolidation or reorganization.

                        (ii) A complete liquidation or dissolution of the Company; or

                       (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         14.8  "Code" means the Internal Revenue Code of 1986, as amended.





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
         14.9 "Committee" means a committee consisting of at least three (3) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein. The authority of the Committee to administer the Plan may be delegated to a subcommittee composed exclusively of individuals who are "outside directors", within the meaning of Section 162(m) of the Code, and proposed or final Treasury Regulations issued thereunder, to the extent required to satisfy the provisions of that Section; provided, however, that at all times such subcommittee shall satisfy the applicable requirements of Rule 16b-3 under the Exchange Act. References to the Committee herein refer to such subcommittee in the event of such a delegation.

         14.10  "Company" means Lehman Brothers Holdings Inc.

         14.11 "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

         14.12 "Eligible Individual" means any officer or employee of the Company or a Subsidiary who was a participant in an American Express Plan or Plans and who is eligible to receive Options or Awards subject to the conditions set forth in the Eligible Individual's Agreement.

         14.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         14.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         14.15 "Fair Market Value" on any date means the closing price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith. Notwithstanding the foregoing, for Awards and Options granted before the commencement of initial 1994 regular way public trading in Company Shares, Fair Market Value of the Shares means the closing price of the Shares on the first day on which initial 1994 regular way public trading in Shares commences.





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
         14.16 "Grantee" means a person to whom an Award has been granted under the Plan.

         14.17  "Option" means a non-qualified stock option.

         14.18 "Optionee" means a person to whom an Option has been granted under the Plan.

         14.19 "Plan" means the Lehman Brothers Holdings Inc. 1994 Management Replacement Plan.

         14.20 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 5.

         14.21 "Shares" means the common stock, par value $.10 per share, of the Company.





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